 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                     November 26, 2010

FLINT TELECOM GROUP, INC.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
(Exact Name of Registrant as Specified in its Charter)

Nevada	0-21069	36-3574355
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7500 College Blvd., Suite 500 Overland Park, KS 66210
----------------------------------------------------------------------------------------------------------------------
(Address of Principal Executive Offices)   (Zip Code)

(561) 962 – 0230
-----------------------------------------------------------------
(Registrant’s Telephone Number, including area code)

---------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On November 26, 2010, Flint Telecom Group, Inc. (“Flint” or the “Company”) entered into an Investment Agreement (the “IA Agreement”) with Kodiak Capital Group, LLC (“Kodiak”), pursuant to which Kodiak committed to purchase, from time to time over a period of two years, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) for cash consideration up to $15 million, subject to certain conditions and limitations.  In connection with the IA Agreement, the Company also entered into a registration rights agreement with Kodiak, dated November 26, 2010 (the “RRA Agreement”).

The Company is also required to pay Kodiak a total of $20,000 in cash, and issue to Kodiak 30,000,000 shares of restricted common stock.

The following summary of the IA Agreement and the RRA Agreement is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached as an exhibit to this Current Report on Form 8-K. Readers should review those agreements for a complete understanding of the terms and conditions associated with this financing. The provisions of the IA Agreement and RRA Agreement, including without limitation the representations and warranties contained therein, are not intended as documents for investors and the public to obtain factual information about the current state of affairs of the parties to those documents and agreements. Rather, investors and the public should look to other disclosures contained in the Company’s reports under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Investment Agreement

For a period of 24 months from the effectiveness of a registration statement filed pursuant to the RRA Agreement, the Company may, from time to time, at its discretion, and subject to certain conditions that it must satisfy, draw down funds under the IA Agreement by selling shares of its Common Stock to Kodiak up to an aggregate of $15 million, subject to various limitations that may reduce the total amount available to the Company. The purchase price of these shares will be at a 5% discount to the “LCBBP” of the Common Stock during the pricing period (the “Pricing Period,”) which is the five consecutive trading days after the Company gives Kodiak a put notice (a “Put”), under the IA Agreement.  The “LCBBP” means, as of any date, the lowest closing best bid price over a period of five trading days after the Put.

The Company’s ability to require Kodiak to purchase its Common Stock is subject to various conditions and limitations. The maximum amount of each Put is equal to, at Kodiak’s election, five hundred percent (500%) of the average daily volume (U.S. market only) of the Common Stock for the five (5) trading days prior to the applicable Put notice date, multiplied by the average of the five (5) daily closing bid prices immediately preceding the Put Date, or (B) five hundred thousand dollars ($500,000). The Company shall not be entitled to submit a Put until after the previous Put closing has been completed.

The IA Agreement contains representations and warranties by the Company and Kodiak which are typical for transactions of this type.  Kodiak agreed that during the term of the IA Agreement, Kodiak will not enter into or execute any short sale of any shares of the Common Stock as defined in Regulation SHO promulgated under the Exchange Act.  The IA Agreement also contains a variety of covenants by us which are typical for transactions of this type.

The IA Agreement obligates the Company to indemnify Kodiak for certain losses resulting from a misrepresentation or breach of any representation or warranty made by us or breach of any obligation of ours. Kodiak also indemnifies the Company for similar matters.

Registration Rights Agreement

The shares of Common Stock that may be issued to Kodiak under the IA Agreement will be issued pursuant to an exemption from registration under the Securities Act of 1933, as amended, (the “Securities Act”).  Pursuant to the registration rights agreement, the Company will file a registration statement, covering the possible resale by Kodiak of the shares that the Company may issue to Kodiak under the IA. The registration statement may cover only a portion of the total shares of the Common Stock issuable pursuant to the IA with Kodiak.  The Company may file subsequent registration statements covering the resale of additional shares of Common Stock issuable pursuant to the IA Agreement.  As described above, the effectiveness of the registration statement is a condition precedent to the Company’s ability to sell Common Stock to Kodiak under the IA Agreement. The Company intends to file the registration statement as soon as practicable after the date hereof.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

On November 30, 2010 Flint terminated its Reserve Equity Financing Agreement dated June 17, 2010 (the “REF Agreement”) with AGS Capital Group, LLC (“AGS”), pursuant to which AGS had committed to purchase, from time to time over a period of two years, shares of the Company’s common stock, $0.01 par value per share (the “Common Stock”) for cash consideration up to $10 million, subject to certain conditions and limitations.  In connection with the REF Agreement, the Company also terminated the registration rights agreement with AGS, also dated June 17, 2010 (the “RRA Agreement”).

There were no early termination penalties incurred by Flint.  However, pursuant to the REF Agreement, Flint is still required to pay AGS a total of $15,000 in cash, $5,000 of which has already been paid.  Flint has also already issued to AGS 11,288,700 shares of restricted common stock and 153,779.66 shares of Series G Convertible Preferred Stock, valued at $0.60 per share, pursuant to the REF Agreement.  The convertible preferred shares are convertible at any time into a total of 15,377,966 shares of common stock.

ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth under Item 1.01 and 1.02 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 3.02.

In addition, the Company is relying on an exemption from the registration requirements of the Act for the private placement of the securities we have issued under the purchase agreement pursuant to Section 4(2) of the Securities Act.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit Number --------------------	Description ---------------
3.1	Certificate of Designation of Series G Preferred Stock	Incorporated by reference to Exhibit 3.1 of the Registrant’s Form 8-K filed on June 23, 2010.
10.1	Investment Agreement by and among Flint Telecom Group, Inc. and Kodiak Capital Group, LLC dated November 23, 2010.	Filed electronically herewith.
10.2	Registration Rights Agreement by and among Flint Telecom Group, Inc. and Kodiak Capital Group, LLC dated November 23, 2010.	Filed electronically herewith.
10.3	Reserve Equity Agreement by and among Flint Telecom Group, Inc. and AGS Capital Group, LLC dated June 17, 2010.	Incorporated by reference to Exhibit 10.1 of the Registrant’s Form 8-K filed on June 23, 2010.
10.4	Registration Rights Agreement by and among Flint Telecom Group, Inc. and AGS Capital Group, LLC dated June 17, 2010.	Incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K filed on June 23, 2010.

                                                         SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FLINT TELECOM GROUP, INC.
By: /s/ Vincent Browne
Date: November 30, 2010	Vincent Browne,
Chief Executive Officer